Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman Deborah C. Pecheux R. Scott Thompson James R. Woods R. G. "Kelly" Caldwell, Jr., President

SUPPLEMENT
Dated September 12, 2007
to
PROSPECTUS
and
STATEMENT OF ADDITIONAL INFORMATION
of
C/FUNDS GROUP, INC.
Dated February 27, 2007

Roland G. Caldwell, Sr. has retired from his positions as chief investment professional of Omnivest Research Corporation, Advisor to C/Funds Group, Inc., and as CEO of Omnivest's parent, Trust Companies of America, Inc. Roland G. Caldwell, Jr., who has served as Omnivest's president since 1998, has assumed those positions.